REA Project Designations

                            TENNESSEE 521-A
                            TENNESSEE 521-B



                               AMENDMENT

                        Dated as of March 9, 1953

                                  to

                        TELEPHONE LOAN CONTRACT

                      Dated as of October 15, 1951

                                between

                      DEKALB TELEPHONE COOPERATIVE

                                  and

                        UNITED STATES OF AMERICA




                        DEPARTMENT OF AGRICULTURE

                   RURAL ELECTRIFICATION ADMINISTRATION


                                 No. 2



                 AGREEMENT, made as of March 9, 1953, pursuant to the Rural Electrification Act of 1936, as amended (7 U. S. C. 901 et seq.) (hereinafter called the "Act"), between DEKALB TELEPHONE COOPERATIVE (hereinafter called the "Borrower"), a corporation existing under the laws of the State of Tennessee, and UNITED STATES OF AMERICA (hereinafter called the "Government"), acting through the Administrator of the Rural Electrification Administration (hereinafter called the "Administrator").

         WHEREAS, the Government and the Borrower have entered into a certain telephone loan contract (hereinafter called the "Loan Contract"), dated as of October 15, 1951, providing for the lending by the Government and the borrowing by the Borrower of an amount not in excess of $180,000 to finance, partially, the construction and operation of a telephone system in rural areas to bring telephone service to approximately 530 subscribers, and intend by this agreement to amend the Loan Contract by increasing the amount of the loan therein provided for by an amount not in excess of $172,000, by subscribers, and in certain other respects;

         NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, the Government and the Borrower agree as follows:

         SECTION 1. Section 1.1 of article I of the Loan Contract is amended to read as follows:

                 SECTION 1.1. Amount and purpose. For the purpose of furnishing telephone service in rural areas, the Government shall lend and the Borrower shall borrow an amount not in excess of $352,000 which, together with the sum of $10,365, to be deposited by the Borrower in the "Special Construction Account" hereinafter defined and provided for in section 2.4, shall be used to finance, pursuant to the provision of the Act, the construction and operation of telephone lines and facilities (hereinafter called the "Project") to serve approximately 691 subscribers and to be located in the Counties of Cannon, DeKalb, Smith and Wilson, and in counties contiguous thereto, all in the State of Tennessee.

         SEC. 2. The fourth sentence of section 2.4 of Article II of the Loan Contract is amended to read as follows:

         The Borrower shall also deposit in the Special Construction Account on the same terms and conditions, subject to the same requirements regarding requisitions and for the same purposes as funds advanced on account of the Loan, the sum of $10,365 (hereinafter called the "equity funds").

         SEC. 3. Section 4.20 of article IV of the Loan Contract is amended to read as follows:

              SEC. 4.20  Supervisor:  Appointment and Powers.   If the
      construction of the Project, or any part thereof, shall not proceed in accordance with the terms hereof, or if, in the opinion of the Administrator, action is necessary to protect the Government's security security for the Loan or is essential to achieve the objectives for which the Loan is made, the Administrator may appoint, as the representative of the Government, a supervisor (hereinafter called the "Supervisor") for the Project or other property of the Borrower necessary for the construction or operation of the Project and notify the Borrower of such appointment and the duration thereof. The Supervisor shall take such steps as he deems necessary to assure construction or operation of the Project in accordance with the terms hereof, or such portion or portions thereof as may be designated by the Administrator, or to assure performance of any obligations which the Borrower may be obligated to perform pursuant to the provisions of section 4.6 hereof, or to preserve the security of the Loan, and shall have power to operate the Project and other property of the Borrower necessary to the operation of the Project, and do all things reasonably incident to the exercise of the powers herein granted, including, without limitation, directing the conservation of any funds of the Borrower, the collection of all debts due it, directing the payment of all expenses of the Borrower from any of its funds, termination of the employment of such employees of the Borrower as he shall determine upon and the employment of such persons, on such terms and conditions as he may designate, as he shall deem necessary to assist him in carry out his functions.

         The salaries, fees, disbursements and expenses of the Supervisor and of any employee appointed by him shall be paid by the Borrower, provided, however, that the salaries, fees, disbursements and expenses of any Supervisor who shall be an employee of the Government and of any assistants who shall be employees of the Government shall not be payable by the Borrower unless and to the extent that the Administrator, upon written notification to the Borrower, shall so require. So long as the appointment of the Supervisor shall be in effect, all checks, drafts, and orders drawn on any bank account maintained by the Borrower, shall be countersigned by the Supervisor, except that, if the proper officers or employees of the Borrower shall refuse to sign any such check, draft, or order, the Supervisor shall have full power and authority to sign such check, draft or order for the Borrower without the requirement of any other signature thereon, if the Supervisor shall certify to the bank upon which such check, draft or order is drawn that the same is required to carry out the obligations of the Borrower hereunder. The Borrower hereby constitutes the Administrator its agent for the purpose of notifying any bank in which any account of the Borrower shall be maintained of the appointment of a Supervisor and of the provisions hereunder with respect thereto, and agrees that such notice shall include a direction to any such bank with respect to the signing or countersigning of the checks, drafts or orders drawn on any such account as in this section provided. The Borrower shall comply with all reasonable instructions of the Supervisor incident to carrying out the obligations of the Borrower hereunder of the performance of the functions of the Supervisor.

         SEC. 4. Section 4.22 of article IV of the Loan Contract is amended to read as follows:

                 SEC. 4.22. Equity Funds. The Borrower shall submit to the Administrator, with each requisition submitted by the Borrower pursuant to section 2.2 hereof, evidence that it has collected and deposited in the Special Construction Account equity payments averaging $15.00 for each of the subscribers for whom telephone service has been improved or furnished until a total of $10,365 in equity funds on behalf of a total of 691 subscribers has been collected and deposited.

         SEC. 5. Section 6.2 of article VI of the Loan Contract is amended to read as follows:

                 SEC. 6.2 False Claims Statute. The Borrower and each of the officers signing a certain agreement, dated as of November 21, 1952, made between the Borrower and the Government, respectively acknowledge that they have received copies of sections 286, 287, 641, 1001 and 1361 of Title 18, United States Code, Crimes and Criminal Procedure.

         SEC. 6. This agreement may be simultaneously executed and delivered in two or more counterparts, each of which so executed and delivered shall be deemed to be an original, and all shall constitute but one and the same instrument.

         IN WITNESS WHEREOF the Borrower has caused this agreement to be signed in its corporate name and its corporate seal to be hereunto affixed and attested by its officers thereunto authorized, and the Government has caused this agreement to be duly executed, all as of the day and year first above written.

                                        DEKALB TELEPHONE COOPERATIVE
                                                     by

                                               /s/ Clay Avant
(Seal)                                            President

Attest:                                   UNITED STATES OF AMERICA
                                                     by
/s/ M.D. Robinson
----------------------
      Secretary                                  Administrator
                                                     of
                                       Rural Electrification Administration